UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 14, 2006
Penton Media, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14337	36-2875386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Penton Media Building
1300 East Ninth Street, Cleveland, Ohio		44114-1503

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 216-696-7000

Item 7.01. Regulation FD Disclosure.
On August 14, 2006, Penton Media, Inc. (“the Company”) provided information to certain media outlets regarding second quarter 2006 results, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)

Exhibit	Description

99.1	Penton Media, Inc. Second Quarter 2006 Financial and Operating Highlights.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Penton Media, Inc.

By:	/s/ Preston L. Vice

Name: Preston L. Vice
Title: Chief Financial Officer
Date: August 14, 2006

Exhibit Index

Exhibit	Description

99.1	Penton Media, Inc. Second Quarter 2006 Financial and Operating Highlights.